Randall N. Drake, C.P.A., P.A.

1981 Promenade Way
Clearwater, Florida 33760
Phone: (727) 536-4863

April 21, 2008

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

In re:	Great East Bottles & Drinks (China) Holdings, Inc. Formerly, Jomar Specialties, Inc.
File #:	333-141022
FEI #:	59-2318378

Ladies and Gentlemen:

We have read the statements by Great East Bottles & Drinks (China) Holdings, Inc. included under Item 4.01 of its Report on Form 8-K dated April 18th, 2008, and we agree with such statements as they relate to our firm.

This is to confirm that the client-auditor relationship between Great East Bottles & Drink (China) Holdings, Inc. (Commission File No. 333-141022) and Randall N. Drake, CPA PA has ceased.

Very truly yours,

/s/ Randall N. Drake, CPA PA

Randall N. Drake, CPA, PA